UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2026

HIVE DIGITAL TECHNOLOGIES LTD.
(Exact name of registrant as specified in its charter)

British Columbia	001-40398	98-1831411
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7900 Callaghan Road, Suite 128
 San Antonio, Texas, United States 78229
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (604) 664-1078

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common shares, without par value	HIVE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Private Offering of Exchangeable Senior Notes

On April 15, 2026, HIVE Digital Technologies Ltd. (the "Company") issued a press release announcing that HIVE Bermuda 2026 Ltd., its wholly-owned subsidiary (the "Issuer"), intends to offer, subject to market conditions and other factors, US$75 million aggregate principal amount of 0% exchangeable senior notes due 2031 (the "Notes") in a private offering (the "Offering") to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the U.S. Securities Act of 1933, as amended (the "Securities Act"). The Issuer also expects to grant the initial purchasers of the Notes an option, exercisable within a period of 13 days from and including the date the Notes are first issued, to purchase up to an additional US$15 million aggregate principal amount of Notes (the "Option").

Capped Call Transactions

In connection with the Offering, the Company expects to enter into privately negotiated cash-settled capped call transactions with one or more financial institutions (collectively, the "option counterparties"). The capped call transactions will cover, subject to anti-dilution adjustments substantially similar to those applicable to the Notes, the number of common shares, without par value, of the Company ("Common Shares") that will initially underlie the Notes, assuming the initial purchasers do not exercise the Option.

The capped call transactions are expected generally to reduce potential economic dilution of the Common Shares upon exchange of any Notes and/or offset any cash payments the Issuer could be required to make in excess of the principal amount of exchanged Notes, as the case may be, with such reduction and/or offset subject to a cap. If the initial purchasers exercise the Option, the Company expects to enter into additional capped call transactions with the option counterparties.

In connection with establishing their initial hedges of the capped call transactions, the Company expects the option counterparties or their respective affiliates to purchase Common Shares and/or enter into various derivative transactions with respect to the Common Shares concurrently with or shortly after the pricing of the Notes, and such option counterparties or their respective affiliates may unwind these various derivative transactions and/or sell Common Shares in open market transactions. This activity could increase (or reduce the size of any decrease in) the market price of the Common Shares or the Notes at that time.

In addition, the option counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to the Common Shares and/or purchasing or selling Common Shares or other securities of the Company in secondary market transactions following the pricing of the Notes and prior to the maturity of the Notes (and are likely to do so during any observation period related to an exchange of the Notes). This activity could also cause or avoid an increase or decrease in the market price of the Common Shares or the Notes, which could affect holders of the Notes' ability to exchange the Notes and, to the extent the activity occurs during any observation period related to an exchange of the Notes, it could affect the amount and value of the consideration that holders of the Notes will receive upon exchange of such Notes.

Toronto Stock Exchange Listing

On April 15 2026, the Company also announced that it has applied for and received conditional approval from the Toronto Stock Exchange (the "TSX") to list its Common Shares on the TSX. Listing is subject to the Company fulfilling all of the requirements of the TSX on or before June 30, 2026. It is expected that the Common Shares will cease trading on the TSX Venture Exchange and commence trading on the TSX on or around April 30, 2026.

A copy of the press release announcing the Offering, the Capped Call Transactions, and the Toronto Stock Exchange Listing is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

This Current Report on Form 8-K and the press release attached hereto as Exhibit 99.1 do not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any offer, solicitation or sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, including, but not limited to, all statements related to the pricing and consummation of the Offering. These forward-looking statements are based on the Company's current plans, objectives, estimates, expectations and intentions and inherently involve significant risks and uncertainties. Do not place undue reliance on these forward-looking statements, which speak only as of the date hereof. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks and uncertainties associated with market risks, trends and conditions. These and other risks and uncertainties relating to the Company and its business can be found under the caption "Risk Factors" and elsewhere in the Company's Securities and Exchange Commission filings and reports,  including the Company's Annual Information Form for the year ended March 31, 2025 which was filed as Exhibit 99.1 to the Company's Annual Report on Form 40-F for the year ended March 31, 2025, as well as future filings and reports by the Company. Except as required by law, the Company undertakes no duty or obligation to update any forward-looking statements contained in this Current Report on Form 8-K as a result of new information, future events or changes in its expectations.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release dated April 15, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIVE DIGITAL TECHNOLOGIES LTD.

By:	/s/ Darcy Daubaras
Name:	Darcy Daubaras
Title:	Chief Financial Officer

Date: April 15, 2026